UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2018

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 26, 2018, the Audit Committee of the Board of Directors of Hines Global REIT, Inc. (the “Company”), acting upon the recommendation of management, and after consultation with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, concluded that the Company should amend and restate its previously issued interim condensed consolidated financial statements contained in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 solely to reflect the reallocation of net income between the Company’s stockholders and non-controlling interests as well as the reclassification of certain distributions as redemptions pertaining to preferred equity securities of the Brindleyplace Joint Venture (the “Brindleyplace JV”). The Brindleyplace JV was formed in 2010 to acquire the Brindleyplace project, a mixed-use property in the U.K. The Company owned 60% of the Brindleyplace JV and the remaining 40% was owned by an unaffiliated third-party investor. The Brindleyplace JV acquired the Brindleyplace project in July 2010 and sold it in February 2017 at a substantial gain.

The reallocation and reclassification described above has no impact on the Company's Net Asset Values (NAVs) or distributions paid to the Company's stockholders. Changes relating to these reallocations and reclassifications are the only changes to be reflected in the amended and restated Form 10-Q/As, and do not affect previously reported total assets, total liabilities, revenues, expenses or other components of net income, taxable income, total equity, total cash flows from operating activities, investing activities or financing activities. In addition, these changes do not result in any changes to Funds from Operations (FFO), Modified Funds from Operations (MFFO), or distributions to the Company's joint venture partner. Likewise, these changes do not impact the Company's business strategy, economic performance or its qualification as a REIT.

During the preparation and review of the financial statements of the Company for the year ended December 31, 2017, management identified that the reallocations and reclassifications described above needed to be recorded and that the previously filed Form 10-Qs for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017 should no longer be relied on and should be amended and restated. The table below shows the anticipated effect of the reallocation on the Condensed Consolidated Balance Sheets as of March 31, 2017, June 30, 2017, September 30, 2017, as well as the comparative balance sheet as of December 31, 2016 (in thousands):

	As of March 31, 2017		As of June 30, 2017		As of September 30, 2017		As of December 31, 2016 (1)
	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated
Balance Sheet
Accumulated distributions in excess of earnings	$(879,922)	$(802,420)	$(875,783)	$(798,281)	$(854,251)	$(775,190)	$(843,900)	$(821,500)
Total stockholders’ equity	$1,447,759	$1,525,261	$1,466,597	$1,544,099	$1,484,846	$1,563,907	$1,463,634	$1,486,034
Noncontrolling interests	$83,049	$5,547	$80,190	$2,688	$79,669	$608	$44,601	$22,201

(1)
The Company identified certain amounts in its financial statements prior to 2017 regarding the reallocations of income described above. These amounts were not deemed to be material, but will be corrected for comparative purposes in the amended Quarterly Reports on Form 10-Q as well as in our Annual Report on Form 10-K for the year ended December 31, 2017.

The tables below show the anticipated effect of the reallocation on the Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) as of March 31, 2017, June 30, 2017, and September 30, 2017, as well as the comparative periods in 2016 (in thousands):

	Three Months Ended March 31, 2017		Three Months Ended March 31, 2016
	As Reported	As Restated	As Reported	As Restated
Statement of Operations and Comprehensive Income (Loss)
Net (income) loss attributable to noncontrolling interests	$(90,467)	$(35,365)	$(1,286)	$(685)
Net income (loss) attributable to common stockholders	$8,475	$63,577	$5,190	$5,791
Basic and diluted income (loss) per common share	$0.03	$0.23	$0.02	$0.02
Net comprehensive (income) loss attributable to noncontrolling interests	$(93,771)	$(38,669)	$(599)	$2
Net comprehensive income (loss) attributable to common stockholders	$32,958	$88,060	$16,009	$16,610

	Three Months Ended June 30, 2017		Six Months Ended June 30, 2017
	As Reported	As Restated	As Reported	As Restated
Statement of Operations and Comprehensive Income (Loss)
Net (income) loss attributable to noncontrolling interests	$(18,122)	$(18,122)	$(108,590)	$(53,488)
Net income (loss) attributable to common stockholders	$49,028	$49,028	$57,502	$112,604
Basic and diluted income (loss) per common share	$0.18	$0.18	$0.21	$0.41
Net comprehensive (income) loss attributable to noncontrolling interests	$(18,194)	$(18,194)	$(111,965)	$(56,863)
Net comprehensive income (loss) attributable to common stockholders	$69,857	$69,857	$102,815	$157,917

	Three Months Ended June 30, 2016		Six Months Ended June 30, 2016
	As Reported	As Restated	As Reported	As Restated
Statement of Operations and Comprehensive Income (Loss)
Net (income) loss attributable to noncontrolling interests	$(1,645)	$(745)	$(2,931)	$(1,430)
Net income (loss) attributable to common stockholders	$7,510	$8,410	$12,699	$14,200
Basic and diluted income (loss) per common share	$0.03	$0.03	$0.05	$0.05
Net comprehensive (income) loss attributable to noncontrolling interests	$(99)	$801	$(698)	$803
Net comprehensive income (loss) attributable to common stockholders	$(14,006)	$(13,106)	$2,002	$3,503

	Three Months Ended September 30, 2017		Nine Months Ended September 30, 2017
	As Reported	As Restated	As Reported	As Restated
Statement of Operations and Comprehensive Income (Loss)
Net (income) loss attributable to noncontrolling interests	$(1,259)	$300	$(109,848)	$(53,187)
Net income (loss) attributable to common stockholders	$66,791	$68,350	$124,289	$180,950
Basic and diluted income (loss) per common share	$0.24	$0.25	$0.45	$0.65
Net comprehensive (income) loss attributable to noncontrolling interests	$(1,265)	$294	$(113,230)	$(56,569)
Net comprehensive income (loss) attributable to common stockholders	$77,256	$78,815	$180,066	$236,727

	Three Months Ended September 30, 2016		Nine Months Ended September 30, 2016
	As Reported	As Restated	As Reported	As Restated
Statement of Operations and Comprehensive Income (Loss)
Net (income) loss attributable to noncontrolling interests	$(2,160)	$(597)	$(5,091)	$(2,027)
Net income (loss) attributable to common stockholders	$10,208	$11,771	$22,900	$25,964
Basic and diluted income (loss) per common share	$0.04	$0.04	$0.08	$0.09
Net comprehensive (income) loss attributable to noncontrolling interests	$(1,507)	$56	$(2,205)	$859
Net comprehensive income (loss) attributable to common stockholders	$12,887	$14,450	$14,882	$17,946

The tables below show the anticipated effect of the adjustments on the Condensed Consolidated Statements of Equity as of March 31, 2017, June 30, 2017, and September 30, 2017 as well as the comparative periods in 2016 (in thousands):

	As Reported			As Restated
Statement of Equity
	Accumulated Distributions in excess of earnings	Total Stockholders’ Equity	Noncontrolling Interests	Accumulated Distributions in excess of earnings	Total Stockholders’ Equity	Noncontrolling Interests
For the three months ended March 31, 2017:
Balance as of January 1, 2017	$(843,900)	$1,463,634	$44,601	$(821,500)	$1,486,034	$22,201
Distributions declared	$(44,497)	$(44,497)	$(254)	$(44,497)	$(44,497)	$(2,804)
Distributions on CPECs	$—	$—	$(55,102)	$—	$—	$—
Redemption of CPECs	$—	$—	$—	$—	$—	$(52,552)
Net income (loss)	$8,475	$8,475	$90,467	$63,577	$63,577	$35,365
Balance as of March 31, 2017	$(879,922)	$1,447,759	$83,049	$(802,420)	$1,525,261	$5,547

For the six months ended June 30, 2017:
Balance as of January 1, 2017	$(843,900)	$1,463,634	$44,601	$(821,500)	$1,486,034	$22,201
Distributions declared	$(89,385)	$(89,385)	$(21,307)	$(89,385)	$(89,385)	$(23,857)
Distributions on CPECs	$—	$—	$(55,102)	$—	$—	$—
Redemption of CPECs	$—	$—	$—	$—	$—	$(52,552)
Net income (loss)	$57,502	$57,502	$108,590	$112,604	$112,604	$53,488
Balance as of June 30, 2017	$(875,783)	$1,466,597	$80,190	$(798,281)	$1,544,099	$2,688

For the nine months ended September 30, 2017:
Balance as of January 1, 2017	$(843,900)	$1,463,634	$44,601	$(821,500)	$1,486,034	$22,201
Distributions declared	$(134,640)	$(134,640)	$(21,534)	$(134,640)	$(134,640)	$(25,643)
Distributions on CPECs	$—	$—	$(56,661)	$—	$—	$—
Redemption of CPECs	$—	$—	$—	$—	$—	$(52,552)
Net income (loss)	$124,289	$124,289	$109,848	$180,950	$180,950	$53,187
Balance as of September 30, 2017	$(854,251)	$1,484,846	$79,669	$(775,190)	$1,563,907	$608

	As Reported			As Restated
Statement of Equity
	Accumulated Distributions in excess of earnings	Total Stockholders’ Equity	Noncontrolling Interests	Accumulated Distributions in excess of earnings	Total Stockholders’ Equity	Noncontrolling Interests
For the three months ended March 31, 2016:
Balance as of January 1, 2016	$(815,127)	$1,498,795	$47,929	$(796,341)	$1,517,581	$29,143
Net income (loss)	$5,190	$5,190	$1,286	$5,791	$5,791	$685
Balance as of March 31, 2016	$(854,516)	$1,475,748	$47,541	$(835,129)	$1,495,135	$28,154

For the six months ended June 30, 2016:
Balance as of January 1, 2016	$(815,127)	$1,498,795	$47,929	$(796,341)	$1,517,581	$29,143
Net income (loss)	$12,699	$12,699	$2,931	$14,200	$14,200	$1,430
Balance as of June 30, 2016	$(891,641)	$1,422,726	$46,359	$(871,354)	$1,443,013	$26,072

For the nine months ended September 30, 2016:
Balance as of January 1, 2016	$(815,127)	$1,498,795	$47,929	$(796,341)	$1,517,581	$29,143
Net income (loss)	$22,900	$22,900	$5,091	$25,964	$25,964	$2,027
Balance as of September 30, 2016	$(926,668)	$1,399,948	$45,195	$(904,818)	$1,421,798	$23,345

The table below shows the anticipated effect of the adjustments on the Condensed Consolidated Statements of Cash Flows as of March 31, 2017, June 30, 2017, and September 30, 2017 (in thousands):

	Three Months Ended March 31, 2017		Six Months Ended June 30, 2017		Nine Months Ended September 30, 2017
	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated
Statement of Cash Flows
Cash flows from financing activities
Distributions paid to stockholders and noncontrolling interests	$(82,853)	$(30,301)	$(126,048)	$(73,496)	$(150,072)	$(97,520)
Redemption of CPECs	$—	$(52,552)	$—	$(52,552)	$—	$(52,552)

The Company intends to file amendments to each of the impacted Form 10-Qs prior to filing its 2017 Annual Report on Form 10-K, which is required to be filed with the Securities and Exchange Commission (“SEC”) no later than April 2, 2018.

The Company is in the process of assessing the internal controls over financial reporting relating to these reallocations and reclassifications and it is possible the Company may identify one or more control deficiencies that may be determined to be material weaknesses. However, the Company expects any related deficiencies or material weaknesses are isolated to controls regarding the accounting and reporting for certain preferred equity securities, which were only present in the Brindleyplace JV and therefore, does not expect such deficiencies or material weaknesses to impact the Company’s internal control environment more broadly.

Disclosures About Forward-Looking Statements

The above statements regarding the expected impact and amounts of the reallocation of net income and the reclassification of distributions described above, the anticipated timing of the Company's SEC filings and the estimated financial results for each of the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The actual impact and amounts and the detailed presentation of these adjustments will be included in the Company's upcoming SEC filings after the Company has completed its work on the amended filings.  There can be no assurance that the final impact and the amounts of these adjustments will not differ materially from estimates that are described in this Current Report on Form 8-K or that any other information set forth herein will not change materially before the Company files its restated, unaudited condensed consolidated financial statements. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company's actual results, as well as the Company's expectations regarding materiality or significance, the quantitative effects of these adjustments, the effectiveness of the Company's internal disclosure controls and procedures, the timing of the filing of its SEC reports and its estimated financial results for each of the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, to differ materially from those in the forward-looking statements. These factors include, among other things, the risk that additional information may arise from the preparation of the amended filings, that the Company's internal control over financial reporting may be inadequate or have weaknesses of which the Company is not currently aware or which have not been detected. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and its other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

March 2, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer